                                                                    EXHIBIT 10.7


                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July __, 1996, between Poppe Tyson, Inc., a Delaware corporation (the "Company"), and Bozell, Jacobs, Kenyon & Eckhardt, Inc., a Delaware corporation (the "Stockholder").

          WHEREAS, the Company, currently a majority-owned subsidiary of the Stockholder of which the Stockholder owns in excess of 85% of the Company's outstanding Common Stock is in the process of preparing for filing a registration statement with the Securities and Exchange Commission for an initial offering of its Common Stock to the public; and

          WHEREAS, as an inducement to the Stockholder to permit the dilution of its ownership interest in the Company that will occur as a result of the Company's initial public offering, the Company now wishes to grant to the Stockholder certain registration rights as set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Certain Definitions.  As used in this Agreement, the following
               -------------------
terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any
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     other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, $.001     par value, of
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     the Company, as constituted as of the date of this Agreement.

          "Company" shall have the meaning provided therefor in the first
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     paragraph of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Registration Expenses" shall mean the expenses so described in
           ---------------------
     Section 7.

          "Restricted Stock" shall mean the Shares and all other shares of
           ----------------
     Common Stock now or hereafter acquired or otherwise obtained (including by dividend or other distribution) by the Stockholder or any of its corporate affiliates, but excluding shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act, provided, however, that the term "Restricted
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     Stock" shall be deemed to include the number of shares of Restricted Stock that would be issuable to a holder of convertible securities, options, warrants or other securities, convertible into or exercisable for shares of Common Stock upon conversion or exercise of all other such securities held by such holder at such time.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
     any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 7.
           ----------------

          "Shares" shall mean all shares of Common Stock held of record by
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     Stockholder as of the date of this Agreement.

          "Stockholder" shall have the meaning provided therefor in the first
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     paragraph of this Agreement.

          2.   Restrictive Legend.  Each certificate representing the Shares
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shall, except in compliance with the following legend, be stamped or otherwise imprinted with a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

          3.   Required Registration.
               ---------------------

                                       2
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          (a) At any time, and subject to Section 3(b), from time to time, unless the managing underwriter (if any) consents thereto, 180 days after the effective date of a registration statement under the Securities Act with respect to an initial public offering of securities of the Company, the Stockholder may sell, upon notice to the Company and covering the Restricted Stock filed in accordance with the provisions of this Agreement, all or any portion of the shares of Restricted Stock held by it in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of such public offering would exceed $5 million.

Notwithstanding the foregoing, the only securities that the Company shall be required to register pursuant hereto shall be shares of Common Stock. Notwithstanding anything to the contrary contained herein, no sale of Restricted Stock may be made under this Section 3 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten initial public offering of securities of the Company under the Securities Act; provided, however, that the managing underwriter of such initial
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public offering may waive this prohibitions.  Notwithstanding anything to the contrary contained herein, the Company may postpone for a reasonable period of time, not to exceed thirty (30) days, the filing or the effectiveness of any registration statement covering the shares of Restricted Stock requested to be registered by the Stockholder, if the Board of Directors of the Company in good faith determines that such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company.

          (b) Following receipt of any notice under this Section 3, the Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the Stockholder, the number of shares of Restricted Stock specified in such notice. If such method of disposition shall be an underwritten public offering, the Stockholder may designate the managing underwriter(s) of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed and which managing underwriter(s) specifically may include any or all of the managing underwriter(s) in any initial public offering by the Company. The Company shall be obligated to

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

register Restricted Stock pursuant to this Section 3 on an unlimited number of occasions, provided, however, the Company shall not be obligated to register
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Restricted Stock pursuant to this Section 3 on more than four occasions in any
36 month period unless such prohibition is waived by the managing underwriter of an initial public offering of securities of the Company under the Securities Act. The Company's obligation to so register Restricted Stock pursuant to this
Section 3 shall be deemed satisfied in any instance only when a registration statement covering all shares of Restricted Stock specified in the notice from the Stockholder referred to above, for sale in accordance with the method of disposition specified by the Stockholder, (i) shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto, (ii) after such registration statement shall have become effective, it shall not be interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, and (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration (other than action required to be taken by the Stockholder) are satisfied or waived.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the Stockholder, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the reasonable opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Stockholder pursuant to this
Section 3 until the completion of the period of distribution of the shares of Restricted Stock registered thereby.

          4.   Incidental Registration.  If the Company at any time (other than
               -----------------------
pursuant to Section 3 or Section 5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public and except with

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

respect to any initial public offering of securities by the Company for its own account), each such time it will give written notice to the Stockholder of its intention so to do and of the proposed method of distribution of such securities. Upon the written request of the Stockholder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Restricted Stock would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that any
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reduction of the number of shares of Restricted Stock of the Stockholder to be included in such an underwriting shall be reduced on a pro rata basis with all other selling stockholders in the offering. Notwithstanding the foregoing, such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than (i) the Company, (ii) the Stockholder or (iii) persons who at that time are former shareholders or optionholders of Animated Systems & Design, Inc., a California corporation (the "Former ASD Securityholders") in the case of one demand registration by such Former ASD Securityholders (the "ASD Demand"). Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the Stockholder.

          5.   Registration on Form S-3.
               ------------------------

          If at any time (i) the Stockholder shall request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by the Stockholder, the reasonably anticipated aggregate price to the public (net of underwriting discounts and commissions) of which would exceed $5 million, and
(ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with

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

the method of disposition specified in such notice from the Stockholder, the number of shares of Restricted Stock specified in such notice.

          Whenever the Company is required by this Section 5 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 3 (including the limitation set forth in the proviso of the penultimate sentence of Section 3(b)) shall apply to such registration, provided, however, that the requirements contained in the first sentence of
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Section 3(a) shall not apply to any registration on Form S-3 that may be requested and obtained under this Section 5.

          6.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Sections 3, 4 or 5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain continuously effective and usable for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 6(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the Stockholder's intended method of disposition set forth in such registration statement for such period;

          (c) furnish to the Stockholder and to each underwriter such number of copies of the registration statement (including all exhibits) and the prospectus included therein (including each preliminary prospectus), and such documents incorporated by reference in such registration statement or prospectus, as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

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

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Stockholder or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions, provided, however, that the Company shall not for any such purpose be required
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to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with the Nasdaq National Market System or any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify the Stockholder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Stockholder agrees upon receipt of such notice forthwith to cease making offers and sales of Restricted Stock pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of the Stockholder, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration (which may be counsel to the Stockholder), addressed to the underwriters and to the Stockholder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop

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

order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements and the notes thereto and the schedules and other financial and statistical data contained therein) and (C) to such other effect as reasonably may be requested by counsel for the underwriters or by the Stockholder or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the Stockholder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (h) give the Stockholder, and any of the Stockholder's agents or attorneys, the opportunity to participate, at its own expense, in the preparation of any registration statement, prospectus, and all supplements and amendments to any thereof, prepared and filed in connection with this Agreement, and make available for inspection upon reasonable notice during the Company's regular business hours by the Stockholder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Stockholder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, independent accountants certifying the Company's financial statements, and employees to supply all information reasonably requested by the Stockholder, or any such underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Stockholder, as soon as reasonably practicable but not more than 13 months after the effective date of such registration statement, an earnings statement, which need not be audited, covering a period of at least 12 months commencing after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Stockholder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which the Stockholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules of regulations thereunder; and

          (j) provide and cause to be maintained a transfer agent and registrar for all Restricted Stock covered by such registration statement from and after a date not later than the effective date of such registration statement.

          For purposes of Section 6(a) and 6(b) and of Section 3(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 90 days after the effective date thereof.

          In connection with each registration hereunder, the Stockholder shall
(a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Restricted Stock on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

          In connection with each registration pursuant to Sections 3, 4 or 5 covering an underwritten public offering, the Company and the Stockholder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          7.   Expenses.  All expenses incurred by the Company in complying with
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Sections 3, 4, and 5, including, without limitation, all registration and filing fees, word processing, duplicating and printing expenses, fees and disbursements of counsel and independent public accountants

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

for the Company, including the expenses of any special audits or "cold comfort" letters required by or incidental to such performance or compliance hereunder, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc. transfer taxes, fees of transfer agents and registrars, and fees and disbursements of one counsel for the Stockholder, and other costs arising out of the public offering of the Restricted Stock being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

          The Company shall pay all Registration Expenses in connection with each registration statement under Sections 4 and 5 and shall pay all Registration Expenses in connection with each registration statement under
Section 3 until the Company shall have satisfied its obligation to register Restricted Stock pursuant to Section 3 on four (4) occasions. All Selling Expenses in connection with each registration statement under Sections 3, 4 and 5, and all Registration Expenses in connection with each registration statement under Section 3 subsequent to such four (4) occasions, shall be borne by the Stockholder, or by the Stockholder and the Company (to the extent the Company shall be a seller thereunder) in proportion to the number of shares sold by each, or as they may otherwise agree.

          8.   Indemnification and Contribution.
               --------------------------------

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 3, 4 or 5, the Company will indemnify and hold harmless the Stockholder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls the Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Stockholder, such underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 3, 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the Stockholder, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company
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will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by the Stockholder (with respect to the Stockholder and its shares), any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and, provided further, however, that the Company will
                              -------- -------  -------
not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) the Stockholder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Restricted Stock, and (2) the final prospectus or prospectus supplement was correct and the Company gave the Stockholder notice of such untrue statement or omission, and its subsequent correction.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 3, 4 or 5, the Stockholder will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 3, 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the

Company and each such officer, director, underwriter and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Stockholder will
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be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by the Stockholder (with respect to the Stockholder and its shares) specifically for use in such registration statement or prospectus, and, provided
                                                                        --------
further, however, that the liability of the Stockholder hereunder shall be
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limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of the shares sold by the Stockholder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Stockholder from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the failure to so notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability that it may have to such indemnified party under this Section 8 if and to the extent the indemnifying party is actually prejudiced thereby.
In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however,
                                                          --------  -------
that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assert such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

          (d) In order to provide for just and equitable contribution for joint liability under the Securities Act in any case in which either (i) the Stockholder, or any controlling person of the Stockholder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Stockholder or any such controlling person of the Stockholder in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and the Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Stockholder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Stockholder will not
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be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          9.   Changes in Common Stock.  If, and as often as, there is any
               -----------------------
change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          10.  Rule 144 Reporting and Rule 144A Information.  With a view to
               --------------------------------------------
making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Restricted Stock without registration, the Company will:

          (a) at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to the Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Stockholder to sell any Restricted Stock without registration; and

          (b) at any time, at the request of the Stockholder, make available to the Stockholder and to any prospective transferee of such shares of Restricted Stock the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

          11.   Representations and Warranties of the Company.  The Company
                ---------------------------------------------
represents and warrants to the Stockholder as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not cause a violation of any provision of any law applicable to the Company, any order of any court or other agency of government applicable to the Company, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          12.   Miscellaneous.
                -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, provided,
                                                                   --------
however, that registration rights conferred herein on the Stockholder shall not
- -------
inure to the benefit of any transferee of Restricted Stock other than an affiliate of the Stockholder unless the Company shall consent to such transfer.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or sent by Federal Express or other recognized overnight courier service, addressed as follows:

               if to the Company:

               Poppe Tyson, Inc.
               40 West 23rd Street
               New York, New York  10010

               Attention:  Fergus O'Daly
                           Chairman of the Board and
                           Chief Executive Officer

               if to the Stockholder:

               Bozell, Jacobs, Kenyon & Eckhardt, Inc.
               40 West 23rd Street
               New York, New York  10010

               Attention:  Valentine J. Zammit
                           Vice Chairman and
                           Chief Financial Officer

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (by the Stockholder) or to the Stockholder (in the case of the Company) in accordance with the provisions of this Section 12(b).

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and of the Stockholder.

          (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

          (f) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, the Stockholder shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period following the effective date of the registration statement relating to such offering to be reasonably determined by the underwriters; provided,
                                                               --------
however, that, other than in the case of the ASD Demand by the Former ASD
- -------
Securityholders, all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 12(f).

          (g) The Company shall not grant to any third party any registration rights more favorable than, or inconsistent with, any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

          (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (i) This Agreement and the registration rights granted herein shall terminate on the seventh anniversary of the effective date of the initial public offering of securities of the Company pursuant to an effective registration statement under the Securities Act.

          IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date and year first above written.

                                        POPPE TYSON, INC.


                                        By:__________________________________
                                           Name:   Fergus O'Daly
                                           Title:  Chairman and Chief
                                                   Executive Officer
AGREED TO AND ACCEPTED as of
the date first above written

BOZELL, JACOBS, KENYON
 & ECKHARDT, INC.


By:______________________________
   Name:  Valentine J. Zammit
   Title: Vice Chairman and
          Chief Financial Officer